Exhibit 10.5
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT
          THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”), dated as of June 9, 2006, is entered into by and among the financial institutions signatory hereto (each a “Lender” and collectively the “Lenders”), Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (“Wachovia”), as administrative and collateral agent for the Lenders and for the Bank Product Providers (in such capacity, “Administrative and Collateral Agent”), Wachovia, as a co-lead arranger for the credit facility (in such capacity, a “Co-Lead Arranger”) and as a co-syndication agent for the credit facility (in such capacity, a “Co-Syndication Agent”), Bank of America, N.A., Wells Fargo Foothill, LLC, and JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, as documentation agents (in such capacities, each a “Documentation Agent” and collectively the “Documentation Agents”) and BlueLinx Corporation, a Georgia corporation (“Borrower”).
RECITALS
     A. Borrower, Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders have previously entered into that certain Loan and Security Agreement dated May 7, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
     B. Borrower, Administrative and Collateral Agent, Wachovia, as a Co-Lead Arranger and as a Co-Syndication Agent, the Documentation Agents and the Lenders now wish to amend the Loan Agreement on the terms and conditions set forth herein.
     C. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative and Collateral Agent’s, either Co-Lead Arranger’s, either Co-Syndication Agent’s, any Documentation Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments to Loan Agreement.
          (a) Any references to “Adjusted Excess Availability” contained in the Loan Agreement are hereby amended to be references to “Modified Adjusted Excess Availability”.

          (b) Effective as of June 1, 2006, Section 1.69(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
          “(a) Subject to subsections (b) and (c) of this Section 1.69:
(i)	as to Prime Rate Loans, a per annum rate equal to the Prime Rate; and

(ii)	as to Eurodollar Rate Loans, a per annum rate equal to the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Administrative and Collateral Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower) plus one and one-half of one (1.50) percentage points.”
          (c) Effective as of June 1, 2006, the reference in Section 1.69(b) to “January 1, 2006” is hereby amended to be a reference to “June 1, 2006”.
     2. Consent to Amendment of Affiliate Lease. Notwithstanding Section 9.12(a) of the Loan Agreement, Administrative and Collateral Agent and Lenders hereby consent to the amending of the Affiliate Lease pursuant to that certain Amended and Restated Master Lease Agreement, dated on or about the date hereof, a copy of which is attached hereto as Exhibit A.
     3. Mortgage Loan Agreement. Reference is hereby made to that certain Loan and Security Agreement dated on or about the date hereof, by and among German American Capital Corporation and certain Subsidiaries of Parent (but excluding the Borrower) (the “Mortgage Loan Agreement”). Administrative and Collateral Agent and Lenders hereby acknowledge that the execution, delivery and performance of the Mortgage Loan Agreement will not constitute a Default or an Event of Default under the Loan Agreement. Administrative and Collateral Agent and Lenders hereby consent to Parent using the excess proceeds under the Mortgage Loan Agreement to make a capital contribution or subordinated loan to the Borrower (the “Mortgage Proceeds Investment”). Borrower may repay the Mortgage Proceeds Investment, whether in the form of a repayment of Debt in the case of a loan from Parent or in the form of a dividend in the case of a capital contribution from Parent, at any time so long as (a) Modified Adjusted Excess Availability after giving effect to any such repayment is equal to or greater than $120,000,000; (b) both before and after giving effect to any such repayment, Borrower’s Fixed Charge Coverage Ratio for the immediately trailing twelve month period, on a consolidated basis, is equal to or greater than 1.1:1.0 (for purposes of this Section 3(b) only, Fixed Charge Coverage Ratio shall be calculated by excluding the amount of any such repayment and by adjusting the interest component of the calculation to include any interest payments which would have been made by the Borrower had the amount of Mortgage Proceeds Investment which are being repaid never been loaned or invested in the Borrower); (c) Borrower shall have provided Administrative and Collateral Agent with at least ten (10) Business Days prior written notice of any such repayment; (d) no Default or Event of Default shall have occurred and be continuing or would result from such repayment; and (e) prior to the making of any such repayment, Administrative and Collateral Agent shall have received Borrower’s unaudited internally prepared financial statements for the month immediately preceding the date of such prepayment, accompanied by a certificate of Borrower’s chief financial officer as to Borrower’s compliance with the terms of this Section 3 together with such supporting documentation therefor as Administrative and Collateral Agent may reasonably request. Administrative and Collateral Agent and Lenders hereby acknowledge and agree that any repayment by Borrower of the Mortgage Proceeds Investment which is permitted as set forth above: (1) shall not be applied to the $25,000,000 basket set forth in Section 9.11(e)(i) of the Loan Agreement; and (2) for the purposes of the definition of “Permitted Acquisitions” only, shall be excluded from the calculation of Fixed Charge Coverage Ratio.
     4. Effectiveness of this Amendment. Administrative and Collateral Agent must have received the following items, in form and content acceptable to Administrative and Collateral Agent, before this Amendment is effective.
          (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to all parties hereto.
          (b) Collateral Access Agreements. Collateral Access Agreements by all owners, lessors and mortgagees of any premises owned by Parent or any Affiliates of Parent and leased to Borrower, in form and substance reasonably satisfactory to Administrative and Collateral Agent.
          (c) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.
          (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.
          (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Administrative and Collateral Agent.
     5. Representations and Warranties. Borrower represents and warrants as follows:
          (a) Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
          (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
          (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.
          (e) No Default. No event has occurred and is continuing that constitutes an Event of Default.
     6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.
     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.
     8. Reference to and Effect on the Financing Agreements.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
          (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Administrative and Collateral Agent, the Co-Lead Arrangers, the Co-Syndication Agents, the Documentation Agents and the Lenders.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative and Collateral Agent, either Co-Lead Arranger, either Co-Syndication Agent, either Documentation Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

          (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
     9. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.
     10. Estoppel. To induce Administrative and Collateral Agent and Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Administrative and Collateral Agent, either Co-Lead Arranger, either Co-Syndication Agent, any Documentation Agent or any Lender with respect to the Obligations.
     11. JURY TRIAL WAIVER. BORROWER, EACH AGENT AND EACH LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, EACH AGENT AND EACH LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     12. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     13. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER

BLUELINX CORPORATION

By:	/s/ David J. Morris
Name:	David J. Morris
Title:	CFO & Treasurer

AGENTS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as successor by merger to Congress Financial Corporation, as Administrative and Collateral Agent, Co-Lead Arranger and Co-Syndication Agent

By:	/s/ James O’Connell
Name:	James O’Connell
Title:	Vice President

Fourth Amendment to Loan Agreement

DOCUMENTATION AGENTS

BANK OF AMERICA, N.A.,
as a Documentation Agent

By:	/s/ Robert Scalzitti
Name:	Robert Scalzitti
Title:	Vice President

WELLS FARGO FOOTHILL, LLC,
as a Documentation Agent

By:	/s/ David P. Hill
Name:	David P. Hill
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank), as a Documentation Agent

By:	/s/ John M. Hariaczyi
Name:	John M. Hariaczyi
Title:	Vice President

Fourth Amendment to Loan Agreement

LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as successor by merger to Congress Financial Corporation

By:	/s/ James O’Connell
Name:	James O’Connell
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Robert Scalzitti
Name:	Robert Scalzitti
Title:	Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ David P. Hill
Name:	David P. Hill
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ James R. Persico
Name:	James R. Persico
Title:	Duly Authorized Signatory

Fourth Amendment to Loan Agreement

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Robert J. Brandow
Name:	Robert J. Brandow
Title:	Director

ING CAPITAL LLC

By:	/s/ Bennett C. Whitehurst
Name:	Bennett C. Whitehurst
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Evelyn Kusold
Name:	Evelyn Kusold
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank)

By:	/s/ John M. Hariaczyi
Name:	John M. Hariaczyi
Title:	Vice President

Fourth Amendment to Loan Agreement

EXHIBIT A
See attached.